Exhibit 99.1

[LOGO]

Safe Harbor Statement Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as "anticipate," "believe," "forecast," "estimate," “expect,” "intend," “likely,” “may,” “plan,” “potential,” predict,” “opportunity” and “should,” among others. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, the response from the United States Food and Drug Administration, or FDA, to our resubmission of the New Drug Application, or NDA, for Qnexa for the treatment of obesity, including weight loss and maintenance of weight loss, recommended for obese patients (BMI >30 kg/m2), or overweight patients (BMI >27 kg/m2) with weight-related co-morbidities such as hypertension, type 2 diabetes, dyslipidemia, or central adiposity (abdominal obesity), with a contraindication that excludes the use of Qnexa by women of child-bearing potential; the timing and results of the retrospective observational study of fetal outcomes in infants born to mothers exposed to topiramate during pregnancy; the reliability of the electronic medical claims healthcare databases used in the FORTRESS study; the FDA’s interpretation of and agreement with the information VIVUS submitted relating to teratogenicity and cardiovascular safety; the FDA’s interpretation of the data from our SEQUEL study (OB-305) and Sleep Apnea study (OB-204); that we may be required to conduct additional prospective studies or retrospective observational studies or to provide further analysis of clinical trial data; our response to questions and requests for additional information including additional pre-clinical or clinical studies from the European Medicines Agency, or EMA, and the Committee for Medicinal Products for Human Use, or CHMP, of the Marketing Authorization Application, or MAA, for Qnexa; the results of external studies to assess the teratogenic risk of topiramate; results of the REMS or cardiovascular outcomes for obesity advisory meetings; the outcome of the second advisory committee meeting for Qnexa; the impact, if any, of the agreement by one of our competitors with an obesity compound to conduct or complete a cardiovascular outcomes study pre-approval; impact on future sales based on specific indication and contraindications contained in the label and extent of the REMS, distribution and patient access program; the FDA’s response to the NDA filed for avanafil; our ability to successfully commercialize or establish a marketing partnership for avanafil or our partner’s ability to obtain regulatory approval to manufacture and adequately supply avanafil for commercial use; our history of losses and variable quarterly results; substantial competition; risks related to the failure to protect our intellectual property and litigation in which we may become involved; uncertainties of government or third party payer reimbursement; our reliance on sole source suppliers; our limited sales and marketing efforts and our reliance on third parties; failure to continue to develop innovative investigational drug candidates and drugs; risks related to the failure to obtain FDA or foreign authority clearances or approvals and noncompliance with FDA regulations; our ability to demonstrate through clinical testing the safety and effectiveness of our investigational drug candidates; our dependence on the performance of our collaborative partners; the timing of initiation and completion of clinical trials and submissions to the FDA or foreign authorities; the volatility and liquidity of the financial markets; our liquidity and capital resources; and our expected future revenues, operations and expenditures. As with any pharmaceutical in development, there are significant risks in the development, the regulatory approval, and commercialization of new products. There are no guarantees that our response to the FDA’s CRL or CHMP’s 120-day questions, the FDA’s requests stemming from the end-of-review meeting or the results of the retrospective observational study of fetal outcomes in infants born to mothers exposed to topiramate during pregnancy and subsequent meetings and communications will be sufficient to satisfy the FDA or CHMP’s safety concerns, that the FDA or foreign authorities will not require us to conduct any additional prospective studies or retrospective observational studies, or that any product will receive regulatory approval for any indication or prove to be commercially successful. VIVUS does not undertake an obligation to update or revise any forward-looking statements. Investors should read the risk factors set forth in VIVUS’ Form 10-K for the year ending December 31, 2010, and periodic reports filed with the Securities and Exchange Commission.

Current Status - December 7th 2011 Qnexa Response to EMA 120 day questions submitted Top-line FORTRESS results on track for December Qnexa specific Advisory Committee expected Q1 2012 PDUFA date April 17, 2012 Avanafil Partnering discussions underway MAA submission planned early 2012 PDUFA date April 29, 2012

Qnexa Commercialization Michael P. Miller Sr. Vice President, Chief Commercial Officer

Michael P. Miller Genentech Vice President, HER Family Oncology Franchise Head Connetics Senior Vice President & CCO ALZA Vice President, Urology VIVUS Marketing Director Syntex Marketing and Sales

Adult Obesity – A Costly Epidemic

- Increased all-cause mortality, NEJM 2010[1]
- Increase in overall mortality from CVD, cancer, diabetes, and kidney disease, JAMA 2007[2]
- Obesity is a significant and independent factor that increases the risk of fatal coronary heart disease (CHD) events, Heart 2011[3]
- Largest medical condition with no effective pharmacologic option
  - Prevalence in adults is 68% in US[4] and 50% in EU[5]
- Most costly medical condition due to lack of effective treatment option
  - $147B in US[6] and $158B in EU[7]
- Weight loss could save $15B in Medicare expenses (assuming 4.2% weight loss); could grow to $35B (assuming 10% weight loss)[8]
  - This analysis only included US patients cohort aged 60-64 and the their lifetime Medicare medical costs, which was driven by the rate of Type 2 diabetes

[1] Gonzalez, et al. NEJM 2010; 363:2211-9.
[2] Flegal KM, et al. JAMA 2007;298:2028-2037
[3] Logue, et al., Heart 2011:doi:10.1136/hrt 2010.211201
[4] DHHS CDC June 2010, NHANES 2008, BMI ≥ 25 US adult population
[5] OECD Health at a Glance, December 2010, WHO The Challenge of Obesity in the WHO European Region and the Strategies for Response 2007
[6] Finklestein, et al. Health Affairs 28 no. 5 (2009);w822-w831
[7] Rettman A, Focus: Obesity epidemic costs EU a year. euobserver.com, 6/06/06; US$ conversion at €1EU:$1.34USD, xe.com Jan, 2011
[8] Thorpe, Health Affairs, September 8, 2011

VIVUS

Copyright © 2011 VIVUS Inc. All rights reserved. | www.vivus.com | 6

Obesity Becoming Serious News *Number of stories past six months in major news and business publications Source: Dow Jones Factiva “ Let’s Stop Being Passive About Fighting Obesity” – 11/15/11 “ Obesity to Worsen, Weigh Heavily on Healthcare Costs” – 8/26/11 “ Where Are the New Obesity Drugs” – 6/23/11 “ Global Rates of Obesity Doubled in 30 Years” – 8/25/11

Positive Congressional and Regulatory Events Favoring Obesity Drug Development Obesity Care Continuum meets with FDA – 3/11 and 7/11 OAC/TOS/ASMBS/ADA meet with the FDA (Woodcock and division) twice to discuss the path for obesity drug approval and make-up of Advisory Committee panel members Health Summit speech by Dr. Janet Woodcock – 5/11 Head of CDER indicated that higher risk, associated with medical obesity treatment, might be acceptable if; benefits exceed just weight loss (e.g., lowered BP and reversal of diabetes) RPM Report – Comments by Dr. Janet Woodcock – 6/11 In conjunction with George Washington University, CDER and other experts will convene in the Fall to review and discuss weight loss drug development standards FDA Appropriations Bill, approved by Congress – 11/11 Language in the bill instructing FDA to report on the steps to be taken to support development for obesity medical treatments was finalized and approved Medicare Covers Preventative Care for Obesity – 12/11 CMS announced that screening and counseling for obese Medicare patients is covered

Obesity Drug Development History Qnexa NDA Submitted 12/29/09 Qnexa Advisory Committee Meeting 7/15/10 Qnexa Complete Response Letter (CRL) 10/28/10 Qnexa End of Review Meeting 1/21/11 Qnexa FDA Meeting on Retrospective Analysis Feasibility 4/14/11 Qnexa FDA Accepts Resubmission of NDA 11/3/11 (PDUFA 4/17/12) Lorqess FDA Meeting on Additional Studies 1/27/11 Lorqess NDA Submitted 12/22/09 Lorqess Complete Response Letter (CRL) 10/23/10 Lorqess Advisory Committee Meeting 9/16/10 Lorqess End of Review Meeting 12/22/10 Contrave NDA Submitted 3/31/10 Contrave FDA Meeting on Pre-approval CV Study 6/3/11 Contrave Advisory Committee Meeting 12/7/10 Contrave Complete Response Letter (CRL) 1/31/11 Contrave Reaches CV Study Design Agreement with FDA 9/20/11 2009 2010 2011

Qnexa’s Submitted Indication (Pending FDA Approval) Qnexa is indicated for the treatment of obesity, including weight loss and maintenance of weight loss and should be used in conjunction with diet and exercise Qnexa is recommended for Obese patients (BMI >30kg/m2) Overweight patients (BMI >27kg/m2) with weight-related co-morbidities such as hypertension, type 2 diabetes, dyslipidemia, or large waist circumference Qnexa is contraindicated in women of child bearing potential (WOCBP) Pregnancy Category X BMI=body mass index

Qnexa’s Submitted Indication (without WOCBP) Remains Large Opportunity MEN WOMEN TOTAL (Millions of Adults in US) Original Indication Submitted Indication 57.5 50.8 108.3 57.5 24.8 82.3 Calculated from NHANES 2008 Survey

Reframe Obesity Market FUTURE PAST Legitimize medical obesity treatment Category not widely accepted by medical community Obesity epidemic/related risks is headline news Category has negative history Focused on risk reduction and actually prevent co-morbid conditions Focused short-term incremental treatments, with cosmetic benefit PCP armamentarium expanded to cover counseling, medical and surgery treatment PCP not compelled to address obesity given lack of treatment options Physicians initiate treatment Patients sought and “initiated” treatment Payer coverage and employer interest Cash pay

Reframe the Obesity Patient FUTURE PAST Majority have existing co-morbidity and are on medical treatment Small percent of population medically treated for obesity Health conscious baby-boomers Predominantly female and younger Chronic use/compliant and willing to change lifestyle Short term use/transient Focus on cardio-metabolic risk reduction Cosmetic treatment objective

Majority of Qnexa’s Indicated Patient Population Presently Suffer from Weight Related Co-morbidities Calculated from the NHANES 2008 Study – Approximately, 4.2M do not qualify as having a comorbid condition Submitted Indication Patient Pool (82.3M) Nearly 95% Patients of the obese or overweight target market have a co-morbidity High Cholesterol 26.3M High Blood Pressure 7.4M 24.5M Diabetes 1.1M 3.5M 12.1M 3.2M

Lipitor Patients Source: SDI PDDA July 2011 MAT percent of drug occurrences IMS Health NSP & NPA July 2011 MAT Lipitor (atorvastatin) $7.7B 43M Prescriptions Male BMI 27+ 42% Female >55 BMI 27+ 16% Female 18-54 BMI 27+ 6% 58% Lipitor patients currently within Qnexa submitted indication Other 36%

Diovan Patients Source: SDI PDDA July 2011 MAT percent of drug occurrences IMS Health NSP & NPA July 2011 MAT Diovan (valsartan) $1.9B 17M Prescriptions Male BMI 27+ 27% Female >55 BMI 27+ 18% Female 18-54 BMI 27+ 5% 45% Diovan patients currently within Qnexa submitted indication Other 50%

Januvia Patients Source: SDI PDDA July 2011 MAT percent of drug occurrences IMS Health NSP & NPA July 2011 Januvia (sitagliptin) $1.9B 7M Prescriptions Male BMI 27+ 46% Female >55 BMI 27+ 20% Female 18-54 BMI 27+ 12% 66% Januvia patients currently within Qnexa submitted indication Other 22%

Qnexa Positioning Statement Qnexa, in conjunction with a lifestyle modification program, including proper nutrition and physical activity, is the only pharmacotherapy helping patients to achieve and maintain >10% weight loss (NHLBI’s recommended treatment goal) with improvements in multiple health risk factors.

Qnexa – Key Messages First pharmacotherapy helping patients to achieve and maintain >10% weight loss Only therapy to provide significant improvements in multiple cardiovascular and metabolic risk factors Consistent efficacy across various patient types Shown to be well tolerated in clinical trials Multiple strengths providing physicians dosing flexibility Simple, once-daily dosing via controlled release capsules

Commercial Timeline 20 KOL Identification and Advocacy Development PIII Publication Planning Government Relations Strategy Development Market Assessment Current Landscape and Potential Barriers Define key customer groups Initial Product Perceptions Pharmacoeconomic Planning Brand Development Core Value Positioning Messaging Strategic Plan Concept Development Hallmark Creation Color, Typeface, Logo, Tagline Hire Core Launch Team Expanded Advocacy Development PIII Secondary Publication Planning and Submissions CME Support Marketing Campaign Creation of Tactical Promotional Programs Concept and Message Testing Pricing Research Commercial Build Up Expanded PR Efforts Implementation of Pharmacoeconomic Plan Training Materials Development Call Audience Deciling and Targeting Public policy efforts Product Promotion Program Implementation and Tracking Life Cycle Planning Phase IV Program Deploy Employer and Payer Tactics Hire sales management team CSO selection CME Initiatives to PCP Obesity Awareness Campaign Patient Support Program Pharmacy Programs Promotion Effectiveness Measurements

Healthcare Provider Strategies in Year 1 Generate awareness Convert currently written weight loss prescriptions (with men and WONCBP) Educate PCPs on the importance of treating obesity Provide tools to providers to help counsel and engineer successful trial

Healthcare Provider Marketing Tactics Direct Mail Announcement Letter – Physicians and Pharmacists Journal Advertising Coming Soon – Approval Professional Ad – Upon Availability Digital Marketing Qnexa Website Qnexa Webcasts Medical Site Promotion Qnexa Video Education Series Downloadable Patient Educational Materials Medical Society Meetings Convention Booth Convention Advertising Sales Force Support Qnexa Detail Aid Qnexa Leave Behind Qnexa Trial Offer Patient Brochure Qnexa Teleconferences Qnexa Titration Card Reprint Carriers Medical Education Qnexa Speakers Bureau Qnexa Slide Set Speakers Resource Portal Qnexpert™ Education Programs CME Support

Patient Strategies in Year 1 Create awareness of approval of new and effective prescription product Elevate health risks beyond cosmetic treatment Facilitate meaningful discussion with HCP Engineer patient success and compliance with tools and support

Patient Marketing Tactics Public Relations Obesity Epidemic and Co-morbidities Qnexa Qnexa Patient Support Program Support Program Website Educational Tips – Email Progress Tracking Downloadable Applications Educational Video Segments Coupons Patient Database Digital Marketing Qnexa Website Patient Education Area Trial Offers Health Site Promotion/ Partnerships Disease State Education Social Media Banner Advertising Health Links

Prescription Concentration Is Conducive to a Focused Vivus Sales Effort in Year 1 Initial prescriber targets ~24,000 physicians currently treating obesity and/or high prescribers of medications to treat co-morbid conditions 8,600 weight loss agent prescribers Roughly 2,200 of these are “super” targets 15,400 high target co-morbidity treaters Vivus would anticipate 150-175 sales representatives at launch and Year 1 Assumes about 125-150 accounts per territory

Sales Force Timeline L-6 (launch minus 6 months) Hire NSD L-4 Utilize CSO for Rep recruitment Hire management team and finalize alignment L-2 Hire and begin to train reps and managers Launch L-5 Refine target audience and cut initial territories L-3 Finalize training materials and begin recruitment reps L-1 Certify on training; finalize comp plan and sales support systems

Qnexa Launch Timeline FORTRESS validation completed Q3 2012 NDA Resubmission Oct 14 Submit core marketing materials to OPDP Apr 25 Qnexa Advisory Committee Q1 sNDA Full Indication Q4 2012 FORTRESS top-line results Dec PDUFA Apr 17 Qnexa Launch with Submitted Indication 2H 2012 2011 2012

Coverage for Pharmacological Treatments for Obesity Is Restricted1 Medicare Surgical procedures for obesity are covered as a standard Medicare benefit (per published policy) and preventive services Medicare Part D Pharmacological agents used for weight loss are an excluded category, even if used for a non-cosmetic purpose (i.e., morbid obesity) Part D plan sponsors can include as part of supplemental benefits, but seldom do Medicaid Pharmacological agents used for weight loss are on the original list of restricted drug categories Private Payers Most private payers do not cover pharmacologic agents for obesity as a formulary item, unless the employer chooses to take the rider If an employer chooses to take the rider, the agent is typically placed on a 3rd tier coverage and PA’d Progressive employers like Boeing, Pitney Bowes, UAW do take the rider to cover drugs for obesity therapy 28 1 Proprietary research conducted for VIVUS; Cieplak Research

Payer Mix Landscape About 85% of phentermine prescriptions have some coverage by the payers as a non-formulary item Almost always includes a prior authorization Co-pay is about $20 Large cash pay segment Roughly 60% of Xenical is covered by payers Also PA’d and non-formulary Average co-pay is approx. $55 Neither agent is highly utilized or represents a significant cost issue to the payers Source: WK

Qnexa – Scientific Presence US Meetings European Meetings 2010 23 11 2011 14 8 2012 (projected) 12 9 “ Controlled-Release Phentermine/Topiramate in Severely Obese Adults: A Randomized Controlled Trial (EQUIP)” Allison Obesity 2011 (advance online publication 3 Nov 2011). “ Effects of low-dose, controlled-release, phentermine plus topiramate combination on weight and associated comorbidities in overweight and obese adults (CONQUER): a randomised, placebo-controlled, phase 3 trial” Gadde Lancet 2011 (April 16); 377:1341-52.

Significant Barriers to Generic Substitution FDA approved REMS and category X label Primary research indicated this strongly discourages use of generic Concerns for off-label use in WOCBP and liability No true equivalent Immediate release formulations require multiple doses per day and lack the controlled release QD profile Mg doses in Qnexa not available IP position is strong Patents for composition of matter and formulation

Qnexa REMS In discussions with FDA on Qnexa REMS Conducted qualitative research on physician attitudes toward submitted REMS The proposed REMS did not significantly affect their perception Qnexa and propensity to prescribe Most thought the REMS was reasonable and rational It protects their practice and ensures patient safety REMS viewed as simple and straightforward Felt it was appropriate and met legal/FDA obligations A minority felt it was a hassle and too big brother – but accepted Most physicians considered the rep an important REMS resource Goals: preserve access, minimize burden and support effectiveness

Estimated Obesity Market Potential Percent Treated with Drug Number of Prescriptions (M) Value of Prescription Number of Prescriber Targets Obesity Market Value ($M) Current 108,300 2% 6.5 $20 16,000 $130 Submitted Indication (Year 3) 90,400 4% 10.8 $100 25,000 $1,080 Full Indication (Year 3) 119,100 4% 14.3 $100 25,000 $1,430

[LOGO]